UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
September 28, 2010
CoreSite Realty Corporation
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34877 (Commission File Number)	27-1925611 (IRS Employer Identification Number)
1050 17th Street, Suite 800
Denver, CO 80265
(Address and zip code of principal executive offices)
(866) 777-2673
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 8.01. Other Events.
     On September 28, 2010, CoreSite Realty Corporation, a Maryland corporation (the “Company”), closed its initial public offering of 19,435,000 shares of its common stock, which included 2,535,000 shares from the exercise in full of the underwriters’ over-allotment option. In connection with the initial public offering and certain restructuring transactions, the Company entered into the following agreements, each dated as of September 28, 2010:
•	Limited Partnership Agreement of CoreSite, L.P;
•	Registration Rights Agreement among CoreSite Realty Corporation and the holders named therein;
•	Tax Protection Agreement among CoreSite, L.P. and the parties named therein;
•	Contribution Agreement among CoreSite Realty Corporation, CoreSite, L.P. and the parties named therein; and
•	Credit Agreement among CoreSite, L.P., as parent borrower, CoreSite Real Estate 70 Innerbelt, L.L.C., CoreSite Real Estate 900 N. Alameda, L.L.C., CoreSite Real Estate 2901 Coronado, L.L.C. and CoreSite Real Estate 1656 McCarthy, L.L.C., as subsidiary borrowers, Keybank National Association, the other lenders party thereto and other lenders that may become parties thereto, Keybank National Association, as Agent, and Keybanc Capital Markets and RBC Capital Markets Corporation, as joint lead arrangers and joint book managers.
     Copies of the agreements listed above and the Company’s Form of Restricted Stock Agreement are filed as exhibits to this report and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description
10.1	Limited Partnership Agreement of CoreSite, L.P., dated as of September 28, 2010.
10.2	Registration Rights Agreement between CoreSite Realty Corporation and the holders named therein, dated as of September 28, 2010.
10.3	Tax Protection Agreement between CoreSite, L.P. and the parties named therein, dated as of September 28, 2010.
10.4	Contribution Agreement among CoreSite Realty Corporation, CoreSite, L.P. and the parties named therein, dated as of September 28, 2010.
10.5	Credit Agreement among CoreSite, L.P., as parent borrower, CoreSite Real Estate 70 Innerbelt, L.L.C., CoreSite Real Estate 900 N. Alameda, L.L.C., CoreSite Real Estate 2901 Coronado, L.L.C. and CoreSite Real Estate 1656 McCarthy, L.L.C., as subsidiary borrowers, Keybank National Association, the other lenders party thereto and other lenders that may become parties thereto, Keybank National Association, as agent, and Keybanc Capital Markets and RBC Capital Markets Corporation, as joint lead arrangers and joint book managers, dated as of September 28, 2010.
10.6	Form of Restricted Stock Agreement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORESITE REALTY CORPORATION

Dated: October 1, 2010	By:	/s/ Thomas M. Ray
		Name:	Thomas M. Ray
		Title:	President and Chief Executive Officer

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